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                                                                    EXHIBIT 23.4

                               CONSENT OF EXPERT

     We hereby consent to the reference to our firm in Signature Resorts, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 1997, under the caption "Applicability of Federal Securities Laws to the Sale of Vacation Interests" in the section entitled "Business and Properties."



                                   SCHREEDER, WHEELER & FLINT, LLP

Dated: March 30, 1998